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                                                                EXHIBIT 10.16


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Bioanalytical Systems, Inc.                     Bank One, Lafayette, NA
2701 Kent Ave.                                  201 Main Street
West Lafayette, IN 47906                        Lafayette, IN 47901


DEBTOR'S NAME, ADDRESS AND SOC. SEC. OR TAXPAYER I.D. NO.        SECURED PARTY'S NAME AND ADDRESS
    ("I" means each Debtor who Signs)                           ("You" means Secured Party its successors and assigns)
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I am entering into this security agreement with you on April 22, 1991.
SECURITY INTEREST AND COLLATERAL. To secure (check one):

[x] the payment and performance of each and every debt, liability and obligation of every type and description, except in those cases listed in the "SECURED OBLIGATIONS" paragraph on the reverse side, which Bioanalytical Systems, Inc. may now or at any time hereafter owe to you (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several);

[ ]  the debt, liability or obligation of ____________________________________
     ____________________ to you evidenced by the following:
     ___________________________________________________ and any extensions, renewals, refinancing, modifications or replacements thereof;
I give you a security interest in the property indicated below, whether l own it now or may own it in the future, together with all parts, accessories, repairs, improvements and accessions to the property, wherever it is located, and all proceeds and products from the property.


     [x]     INVENTORY:           All inventory which I hold for ultimate
                                  sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

     [ ]     EQUIPMENT:           All equipment including, but not limited
                                  to, all machinery, vehicles, furniture,
                                  fixtures, manufacturing equipment, farm
                                  machinery and equipment, shop equipment, office and record keeping equipment, and parts and tools. Any equipment described in a list or schedule which l give to you will also be included in the secured property. but such a list is not necessary for a valid security interest in my equipment.

     [ ]     FARM PRODUCTS:       All farm products including, but not
                                  limited to:

                                  (a)  all poultry and livestock and their
                                       young, along with their products and
                                       produce;
                                  (b)  all crops, annual or perennial, and all
                                       products of the crops; and
                                  (c)  all feed, seed, fertilizer,
                                       medicines, and other supplies used or
                                       produced in my farming operations.

     [x]     ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER
             RIGHTS TO PAYMENT:
                                  All rights l have now or may have in the
                                  future to the payment of money including,
                                  but not limited to:
                                  (a)  payment for goods sold or leased
                                       or for services rendered, whether or
                                       not l have earned such payment by
                                       performance; and
                                  (b)  rights to payment arising out
                                       of all present and future debt
                                       instruments, chattel paper and loans and
                                       obligations receivable.
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                                       The above include any rights and
                                       interests (including all liens and
                                       security interests) which l may have by
                                       law or agreement against any account
                                       debtor or obligor of mine.

     [ ]     GENERAL INTANGIBLES:      All general intangibles including, but
                                       not limited to, tax refunds, applications
                                       for patents, patents, copyrights,
                                       trademarks, trade secrets, good will,
                                       trade names, customer lists, permits and
                                       franchises, and the right to use my name.
     [ ]
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                 If this agreement covers timber to be cut,                  County: ___________________________________________
                 minerals (including oil and County gas), fixtures
                 or crops growing or to be grown, the legal                  Crop Year__________________________________________
                 description is:
                 _________________________________________________           I am a(n)   [ ] Individual   [ ] partnership
                 _________________________________________________                       [x] corporation
                 _________________________________________________                       [ ]____________________________________
                 _________________________________________________
                 _________________________________________________

                 [ ] If checked, file this agreement in the real
                 estate records.
                 Record Owner (if not me): _______________________           The property will be used for  [ ] personal
                 _________________________________________________
                 _________________________________________________                      [x] business [ ] agricultural

                                                                                         [ ] ____________________ reasons

                                                                             I AGREE TO THE TERMS SET OUT ON THE FRONT AND BACK
                                                                             OF THIS AGREEMENT.  I have received a copy of this
                                                                             document on today's date.

                                                                                         Bioanalytical Systems, Inc.
                                                                              --------------------------------------------------
                                                                                              Debtor's Name


                                                                             By:\S\PETER T. KISSINGER
                               Bank One, Lafayette, NA                         -------------------------------------------------
                               ---------------------------------             Title: President
                                Secured Party's Name                                --------------------------------------------


                 By:\S\MURRAY N. MARSHALL
                 -----------------------------------------------             By:
                                                                                  ----------------------------------------------
                 Title: Vice President
                 -----------------------------------------------             Title:
                                                                                  ----------------------------------------------
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(C) 1986 BANKERS SYSTEMS, INC., ST. CLOUD, MN 56301 SECURITY AGREEMENT FORM SA
    11/12/96





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